SUPPLEMENT DATED NOVEMBER 9, 2007

        TO THE ALLIANZ HIGH FIVE(TM) NEW YORK VARIABLE ANNUITY PROSPECTUS Dated May 1, 2007 as supplemented May 1, June 20 and September 21, 2007

                                    ISSUED BY
 Allianz Life Insurance Company of New York and Allianz Life of NY Variable
                                   Account C

       This supplement updates information in the prospectus and should be attached to the prospectus and retained for future reference.


Effective November 9, 2007, a waiver of withdrawal charge benefit has been added to the Contract. The following paragraph is added to the Access to Your Money section of the prospectus:

WAIVER OF WITHDRAWAL CHARGE BENEFIT

Under certain circumstances, after the first Contract Year, we will permit you to take money out of the Contract without deducting a withdrawal charge if any Owner becomes:

o confined to a nursing home for a period of at least 90 consecutive days; or
o terminally ill, which is defined as life expectancy of 12 months or less
  (a full withdrawal of the Contract will be required).

The waiver will not apply if any of the above conditions existed on the Issue Date. If the Contract is owned by a non-individual, we will base this benefit on the Annuitant.

We require proof of these conditions in a form satisfactory to us, including certification by a licensed physician before we will waive the withdrawal charge. Amounts withdrawn under this benefit will reduce the Withdrawal Charge Basis.

                                                                   PRO-013-0507